DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Federal Funds rate on July 6 and stemmed the upward pressure on short-term rates that had prevailed since the beginning of 1994. The Fed's restraint had been based on concerns about a reigniting of inflationary fears, given the strong economic news prevailing earlier. But by July, reports were indicating a significant weakening trend in the economy. The July decline in the Federal Funds rate signaled that economic growth issues outweighed, for a time, fears of a resurgence of inflation. The Fed's easing was limited to a lowering of the Fed Funds rate by 25 basis points; the discount rate remained at 5.25% - its level for most of this year.
    For its annual reporting period ended August 31, 1995, your Portfolio provided a yield of 3.73%. Income dividends of approximately $.037 per share were paid during the period. Reinvesting these dividends and calculating the effect of this compounding resulted in an effective yield of 3.80%.* These dividends were exempt from Federal income tax.**
THE ECONOMY
    The Fed easing was triggered by concern about the weakening economy. Economic reports indicated flagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise. More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderating, but various sectors of the economy such as consumer spending and housing appear to be picking up. It is expected that the stronger numbers will forestall any IMMEDIATE easing by the Federal Reserve Board. Nevertheless, we should not rule out the possibility of another Fed move before year-end.
MARKET ENVIRONMENT
    While market fundamentals do affect the short-term municipal market, the overriding influence continues to be market technicals (i.e., supply/demand). Since the rates on those securities which regularly are held in the Fund's portfolio to provide a higher degree of liquidity (1-day and 7-day demand notes) are adjusted on a daily or weekly basis, your Portfolio's yield reflects these rapid adjustments and fluctuates accordingly. One example of these seasonal adjustments occurred in late June and early July as demand exceeded supply, and short-term yields on municipal issues dropped accordingly. Apart from seasonal considerations, MONTHLY technicals can occur also, which result in temporary drops in yields. Available supply evaporates quickly as interest payments and proceeds of bond maturities flow into money market funds during the first days of each month. Primarily for those reasons, municipal money market fund yields tend to seesaw during these time periods. In yet another example of seasonal influences, the coming weeks may provide a window of buying opportunity, as year-end technicals are expected to soften short-term rates temporarily.

THE PORTFOLIO
    We continue to utilize our credit research facilities to locate those credits which achieve our high internal standards and which provide your Portfolio with attractive returns. As those issues meeting these guidelines have become available, we have extended the Portfolio's maturity in an effort to enhance your Portfolio's yield. Given the potential for temporary market weakness in December, we anticipate extending your Portfolio's average maturity in expectation of a drop in yields after the New Year. Our primary tasks - to preserve principal, to invest in those issues that meet our high-quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy - continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements regarding your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Portfolio and in Dreyfus.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 6, 1995
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.
**Some income may be subject to the Federal Alternative Minimun Tax (AMT) for certain shareholders


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                          AUGUST 31, 1995
                                                                                                 PRINCIPAL
TAX EXEMPT INVESTMENTS--100.0%                                                                      AMOUNT           VALUE
                                                                                             ----------------    ----------------
ALABAMA--3.3%
Alabama Industrial Development Authority, SWDR, VRDN (Pine City Fiber Co.
Project)
    3.75% (LOC; Barclays Bank) (a,b)........................................                  $      20,000,000  $ 20,000,000
City of Phenix Industrial Development Board, EIR, VRDN (Mead Coated Board
Project)
    3.65%, Series A (LOC; Sumitomo Bank) (a,b)..............................                         16,400,000    16,400,000
CALIFORNIA--7.0%
California Higher Education Loan Authority Inc., Student Loan Revenue, VRDN
    3.65%, Series C (LOC; Student Loan Marketing Association) (a,b).........                         10,000,000    10,000,000
California Public Capital Improvement Financing Authority, Revenue (Pooled
Project)
    3.70%, Series C, 9/15/95 (LOC; National Westminster Bank) (b)...........                         10,000,000    10,000,000
California School Cash Reserve Program Authority
    4.75%, Series A, 7/3/96 (LOC; Industrial Bank of Japan) (b).............                         30,000,000    30,241,606
South Coast Local Education Agency, Partnership Pooled, TRAN
    5%, Series A, 8/14/96...................................................                         15,000,000    15,068,218
Vista Community Development Commission, BAN, Refunding
    4.50%, 11/1/95 (LOC; Sumitomo Trust and Banking Co.) (b)................                         10,000,000    10,000,000
COLORADO--2.4%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
    3.55%, Series A (LOC; Student Loan Marketing Association) (a,b).........                         15,000,000    15,000,000
Denver Urban Renewal Authority, Tax Increment Revenue
    (Downtown Denver Renewal)
    4.20%, Series A, 2/15/96 (Escrowed in; U.S. Treasury Bills).............                         11,640,000    11,640,000
DELAWARE--1.4%
Delaware Economic Development Authority, Gas Facilities Revenue, VRDN
    (DelMarva Power and Light)
    3.75% (Corp. Guaranty; DelMarva Power and Light) (a)....................                         12,000,000    12,000,000
Delaware Health Facilities Authority, Revenue, Pooled Loan Program, VRDN
    3.50% (BPA; Morgan Guaranty Trust Co. and Insured; MBIA) (a)............                          3,800,000     3,800,000
DISTRICT OF COLUMBIA--2.8%
District of Columbia, VRDN (General Fund Recovery):
    4.30%, Series B (LOC; Union Bank of Switzerland) (a,b)..................                          6,900,000     6,900,000
    4.30%, Series B-2 (LOC; Westdeutsche Landesbank) (a,b)..................                         19,000,000    19,000,000
    4.30%, Series B-3 (LOC; Landesbank Hessen) (a,b)........................                          5,000,000     5,000,000
FLORIDA--.6%
Putnam County Development Authority, PCR (Seminole Electric Co-op)
    3.40%, Series D, 12/15/95 (Corp. Guaranty; National Rural Utility Co-op)                          7,000,000     7,000,000
GEORGIA--1.8%
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
    (Home Depot Project) 3.90%, Series A (Corp. Guaranty; Home Depot) (a)...                         20,000,000    20,000,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                             ----------------    ----------------

IDAHO--.9%
State of Idaho, TAN 4.50%, 6/27/96..........................................                   $     10,000,000  $ 10,055,294
ILLINOIS--1.8%
City of Fulton, Solid Waste Disposal Facility, Revenue (C&E Fulton Project)
    4.35%, Series A, 9/7/95 (Escrowed in; U.S. Treasury Bills)..............                         20,000,000    20,000,000
INDIANA--.7%
Indiana Secondary Market Educational Loans Inc., Education Loan Revenue, VRDN
    3.75%, Series B
    (Insured; AMBAC and LOC; Student Loan Marketing Association) (a,b)......                          7,000,000     7,000,000
IOWA--3.9%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co. Project)
    3.55%, Series A (LOC; Swiss Bank Corp.) (a,b)...........................                         11,100,000    11,100,000
Iowa School Corp., Warrant Certificates:
    5.75%, Series B, 2/1/96 (Insured; Capital Guaranty).....................                          6,000,000     6,017,958
    4.75%, Series A, 6/28/96 (Insured; Capital Guaranty)....................                         10,000,000    10,071,220
Louisa County, PCR, Refunding, VRDN (Midwest Power System Inc. Project) 3.60% (a)                    14,900,000    14,900,000
KANSAS--.5%
Butler County, Solid Waste Disposal Facilities Revenue, VRDN
    (Texaco Refining and Marketing)
    3.80%, Series A (Corp. Guaranty; Texaco Oil) (a)........................                          5,700,000     5,700,000
KENTUCKY--7.6%
City of Carroll, Collateralized Solid Waste Disposal Facilities Revenue, VRDN
    (Utilities Co. Project) 3.75%, Series A (a).............................                          9,700,000     9,700,000
Daviss County, Solid Waste Disposal Facilities Revenue, VRDN (Scott Paper Co.
Project):
    3.75%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)..................                         42,200,000    42,200,000
    3.80%, Series B (LOC; ABN-Amro Bank) (a,b)..............................                         21,500,000    21,500,000
Morgantown, IDR (Sumitomo Electric Wire System)
    4.65%, 10/2/95 (LOC; Sumitomo Bank) (b).................................                         10,000,000    10,000,000
LOUISIANA--5.4%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge
Projects)
    3.90% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)                         15,000,000    15,000,000
Plaquemines Parish, Environmental Revenue, Refunding, VRDN
    (British Petroleum Exploration and Oil)
    3.80% (Corp. Guaranty; British Petroleum) (a)...........................                          8,000,000     8,000,000
Plaquemines Port, Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    4.50%, Series A, 3/15/96 (LOC; Morgan Guaranty Trust Co.) (b)...........                          9,275,000     9,275,000
Saint Charles Parish, PCR, VRDN (Shell Oil Co. Norco Project)
    3.75% (Corp. Guaranty; Shell Oil Co.) (a)...............................                         26,300,000    26,300,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                   AMOUNT           VALUE
                                                                                             ----------------    ----------------

MARYLAND--.6%
Frederick, Improvement Bonds, VRDN 3.95% (LOC; Fuji Bank) (a,b).............                  $       2,000,000   $ 2,000,000
Maryland Energy Financing Administration, LOR, VRDN (Baltimore First Project)
    3.65% (LOC; Credit Suisse) (a,b)........................................                          4,200,000     4,200,000
MICHIGAN--6.9%
City of Detroit School District (Wayne County) 4.50%, 5/1/96................                         12,000,000    12,050,338
Grand Rapids Economic Development Corporation, Revenue, VRDN
    (Amway/Grand Plaza Hotel Facility #1) 3.65% (LOC; Old Kent Bank and Trust) (a,b)                  4,000,000     4,000,000
Michigan Building Authority, CP
    3.80%, 9/25/95 (LOC; Canadian Imperial Bank of Commerce) (b)............                         18,285,000    18,285,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
    3.55%, Series XII-F (Insured; AMBAC and Liquidity Agreement; Sumitomo Bank) (a)                   5,000,000     5,000,000
State of Michigan, GO Notes 5%, 9/29/95.....................................                         35,000,000    35,021,884
MINNESOTA--1.6%
Minnesota Higher Education Coordinating Board, Revenue, VRDN
    3.80% (LOC; Norwest Bank of Minnesota) (a,b)............................                         17,000,000    17,000,000
MISSOURI--3.0%
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding,
VRDN
    3.85%, Series B (Insured; MBIA and SBPA; NMB Post Bank Group) (a).......                          9,500,000     9,500,000
Missouri Housing Development Commission, SFMR, VRDN
    (Homeowner Loan) 4%, Series B (GIC; FGIC Trinity Funding Corp.) (a).....                         23,245,000    23,245,000
MONTANA--.5%
Montana Board of Investment, RRR, VRDN (Colstrip Project)
    3.75% (LOC; Fuji Bank) (a,b)............................................                          5,600,000     5,600,000
NEW JERSEY--3.3%
Hudson County, BAN 4.55%, 10/11/95..........................................                         11,100,000    11,101,737
Monmouth County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.35% (LOC; Union Bank of Switzerland) (a,b)                    8,000,000      8,000,000
New Jersey Housing Mortgage Finance Agency, Revenue
    4.20%, Series 1, 9/29/95 (GIC; Bayerische Landesbank)...................                          7,415,000     7,415,000
Somerset County, BAN 4.23%, 10/27/95........................................                         10,103,000    10,103,812
NEW MEXICO--.9%
New Mexico Educational Assistance Foundation, Student Loan Revenue, VRDN
    3.60%, Series B (Insured; AMBAC and SBPA; International Bank of Nederland) (a)                    9,400,000     9,400,000
NORTH CAROLINA--.1%
Craven County, PCR, VRDN (Craven Wood Energy)
    3.75%, Series A (LOC; Mitsubishi Bank) (a,b)............................                          1,100,000     1,100,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                   AMOUNT           VALUE
                                                                                             ----------------    ----------------

OHIO--4.8%
Cincinnati City School District Board, BAN 4.65%, 9/22/95...................                   $     17,730,000  $ 17,734,896
Greene County, Certificates of Indebtedness, BAN 4.25%, Series B, 7/18/96...                         23,580,000    23,669,586
Ohio Water Development Authority, PCR (Edison Project)
    4.25%, Series B, 9/1/95 (LOC; Barclays Bank) (b)........................                          7,500,000     7,500,000
Student Loan Funding Corporation, Student Loan Revenue, VRDN
    3.60%, Series A-3 (LOC; National Westminster Bank) (a,b)................                          3,400,000     3,400,000
OKLAHOMA--.9%
Holdenville Industrial Authority, Correctional Facility Revenue, VRDN
    3.65% (LOC; First Union National Bank) (a,b)............................                         10,000,000    10,000,000
OREGON--2.1%
Klamoth Falls, Electric Revenue, (Salt Caves Hydroelectric)
    4.40%, Series A, 5/1/96 (Escrowed in; US Treasury Bills)................                         21,045,000    21,045,000
State of Oregon, EDR, VRDN (Toyo Tanso USA)
    4.075%, Series CXLVII (LOC; Bank of Tokyo) (a,b)........................                          2,000,000     2,000,000
PENNSYLVANIA--2.9%
Cambria County Hospital Development Authority, HR (Mercy Hospital Johnstown
Project)
    5%, 3/1/96 (LOC; Bank of Tokyo) (b).....................................                          8,440,000     8,440,000
Cambria County Industrial Development Authority, RRR, VRDN (Cambria Cogen
Project)
    3.70%, Series V2 (LOC; Fuji Bank) (a,b).................................                         15,700,000    15,700,000
Emmaus General Authority, Local Government Revenue, VRDN
    3.90%, Series F4 (LOC; HongKong Shanghai Banking Corp.) (a,b)...........                          7,900,000     7,900,000
RHODE ISLAND--.7%
Rhode Island Housing and Mortgage Financing Corporation,
    Homeownership Opportunity, VRDN
    3.65%, Series 1 (LOC; National Westminster Bank) (a,b)..................                          8,000,000     8,000,000
SOUTH CAROLINA--.7%
South Carolina Job Economic Development Authority, EDR, VRDN (Wellman Inc.
Project)
    3.85% (LOC; Wachovia Bank and Trust Co.) (a,b)..........................                          8,000,000     8,000,000
SOUTH DAKOTA--1.8%
South Dakota Housing Development Authority, Homeownership Mortgage
    4.95%, Series H 12/13/95 (Escrowed in; U.S. Treasury Bills).............                         20,000,000    20,000,000
TENNESSEE--2.0%
City of Memphis, VRDN 3.95%, Series B (LOC; Sanwa Bank) (a,b)...............                          1,000,000     1,000,000
Metropolitan Government Nashville and Davidson County Health and Education
    Facilities Board, Revenue (Vanderbilt University) 5.03%, Series A, 1/15/96                       20,250,000    20,250,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                             ----------------    ----------------

TEXAS--22.2%
Brazos River Authority, PCR, VRDN (Utilities Electric Co.):
    3.65%, Series C (LOC; Swiss Bank Corp.) (a,b)...........................                   $     15,000,000  $ 15,000,000
    3.75%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)..................                         15,000,000    15,000,000
    3.80% (LOC; Union Bank of Switzerland) (a,b)............................                         53,355,000    53,355,000
Brazos River Harbor Navigation District, Harbor Revenue, VRDN
    (Dow Chemical Co. Project):
      3.80% (Corp. Guaranty; Dow Chemical Co.) (a)..........................                         22,300,000    22,300,000
      3.80%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)................                          4,100,000     4,100,000
El Paso Industrial Development Authority Inc., IDR, VRDN
    (El Paso School District Limited Project) 3.95% (LOC; Chemical Bank) (a,b)                        4,000,000     4,000,000
Grapevine Industrial Development Corporation, Airport Revenue (Singer Co.
Project)
    4.75%, Series A, 4/1/96 (LOC; Bank of Montreal) (b).....................                          5,100,000     5,100,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue, VRDN
    (Senior Lien) 3.80%, Series B (LOC; Student Loan Marketing Association) (a,b)                    .3,000,000     3,000,000
Gulf Coast Industrial Development Authority, VRDN:
    Marine Terminal Revenue (Amoco Oil Co. Project)
      3.75% (Corp. Guaranty; Amoco Credit Corp.) (a)........................                         28,600,000    28,600,000
    SWDR (Citgo Petroleum Corp. Project)
      3.80% (LOC; Wachovia Bank of Georgia) (a,b)...........................                          9,100,000     9,100,000
Gulf Coast Waste Disposal Authority, PCR, VRDN (Amoco Oil Co. Project):
    3.75% (Corp. Guaranty; Amoco Credit Corp.) (a)..........................                         27,400,000    27,400,000
    SWDR, Refunding 3.65% (Corp. Guaranty; Amoco Credit Corp.) (a)..........                         28,000,000    28,000,000
North Texas Higher Education Authority Inc., Student Loan Revenue, Refunding,
VRDN
    3.75%, Series A (LOC; Student Loan Marketing Association) (a,b).........                         10,500,000    10,500,000
Panhandle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
    3.55%, Series A (LOC; Student Loan Marketing Association) (a,b).........                         15,000,000    15,000,000
Port Development Corp., IDR, VRDN (Pasadena Terminals Project)
    3.95%, Series C (LOC; ABN-Amro Bank) (a,b)..............................                          2,420,000     2,420,000
UTAH--1.4%
Intermountain Power Agency, Power Supply, CP
    3.80%, Series E, 10/20/95 (Liquidity Facility; Industrial Bank of Japan)                         10,400,000    10,400,000
Utah Board of Regents, Student Loan Revenue, Refunding, VRDN
    3.75%, Series A (LOC; Student Loan Marketing Association) (a,b).........                          5,000,000     5,000,000
VIRGINIA--3.5%
Campbell County Industrial Development Authority, Exempt Facility Revenue,
VRDN
    (Hadson Power Project) 3.85%, Series 12-A (LOC; Barclays Bank) (a,b)....                          5,100,000     5,100,000
Hopewell Industrial Development Authority, Exempt Facility Revenue, VRDN
    (Hadson Power Project) 3.85%, Series 13-A (LOC; Credit Suisse) (a,b)....                          5,700,000     5,700,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             AUGUST 31, 1995
                                                                                                PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               AMOUNT               VALUE
                                                                                             ----------------    ----------------

VIRGINIA (CONTINUED)
Richmond Industrial Development Authority, VRDN:
    Exempt Facility Revenue (Cogentrix) 3.90%, Series B (LOC; Banque Paribas) (a,b)                $  3,400,000   $ 3,400,000
    Revenue (Cogentrix of Richmond Project):
      3.90%, Series A (LOC; Banque Paribas) (a,b)...........................                          8,300,000     8,300,000
      3.90%, Series B (LOC; Banque Paribas) (a,b)...........................                          6,000,000     6,000,000
Virginia Housing Development Authority, Commonwealth Mortgage
    3.45%, Series A, 9/12/95................................................                         10,000,000    10,000,000
                                                                                                                -------------
TOTAL INVESTMENTS (cost $1,093,306,549).....................................                                   $1,093,306,549
                                                                                                               ==============


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOR     Limited Obligation Revenue
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Asssurance
BPA           Bond Purchase Agreement                                        Insurance Corporation
CP            Commercial Paper                                   PCR     Pollution Control Revenue
EDR           Economic Development Revenue                       RRR     Resources Recovery Revenue
EIR           Environment Improvement Revenue                    SBPA    Standby Bond Purchase Agreement
FGIC          Financial Guaranty Insurance Company               SFMR    Single Family Mortgage Revenue
GIC           Guaranteed Investment Contract                     SWDR    Solid Waste Disposal Revenue
GO            General Obligation                                 TAN     Tax Anticipation Notes
HR            Hospital Revenue                                   TRAN    Tax and Revenue Anticipation Notes
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          ----------                     --------------------- ------------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              87.5%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         4.2
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      8.3
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letters of credit. At August 31, 1995, 50.6% of the
    Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                             AUGUST 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                     $1,093,306,549
    Interest receivable.....................................................                                          8,391,698
    Prepaid expenses........................................................                                             77,462
                                                                                                                 --------------
                                                                                                                  1,101,775,709
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $   105,181
    Due to Custodian........................................................                       2,084,097
    Accrued expenses and other liabilities..................................                         152,793          2,342,071
                                                                                                -------------        -----------
NET ASSETS..................................................................                                     $1,099,433,638
                                                                                                                  ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $1,099,525,058
    Accumulated net realized (loss) on investments..........................                                            (91,420)
                                                                                                                 --------------
NET ASSETS at value applicable to 1,099,525,058 shares outstanding
    (3 billion shares of $.001 par value Common Stock authorized)...........                                     $1,099,433,638
                                                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,099,433,638 / 1,099,525,058 shares).................................                                         $1.00
                                                                                                                     =====
STATEMENT OF OPERATIONS                                                                  YEAR ENDED AUGUST 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $ 40,340,102
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $5,219,151
      Shareholder servicing costs-Note 2(b).................................                         556,233
      Registration fees.....................................................                         96,612
      Custodian fees........................................................                         86,449
      Professional fees.....................................................                         71,047
      Prospectus and shareholders' reports..................................                         17,048
      Directors' fees and expenses-Note 2(c)................................                         14,641
      Miscellaneous.........................................................                         37,287
                                                                                                 ----------
                                                                                                  6,098,468
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                       4,674,468
                                                                                                  ----------
            TOTAL EXPENSES..................................................                                          1,424,000
                                                                                                                  -------------
INVESTMENT INCOME--NET......................................................                                         38,916,102
NET REALIZED (LOSS) ON INVESTMENTS..........................................                                            (37,281)
                                                                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 38,878,821
                                                                                                                  =============
See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           YEAR ENDED AUGUST 31,
                                                                                    -------------------------------------
                                                                                           1994              1995
                                                                                    -----------------      -----------------
OPERATIONS:
    Investment income-net................................................         $      21,978,331     $  38,916,102
    Net realized (loss) on investments...................................                   (51,388)          (37,281)
                                                                                    ---------------      ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                21,926,943        38,878,821
                                                                                    ---------------      ---------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................              (21,978,331)     (38,916,102)
                                                                                    ---------------    ---------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................            1,656,500,822      1,715,223,924
    Dividends reinvested.................................................               20,702,803        36,684,023
    Cost of shares redeemed..............................................         .(1,335,315,577)    (1,679,813,715)
                                                                                    ---------------   ---------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.............              341,888,048        72,094,232
                                                                                    ---------------   ---------------
          TOTAL INCREASE IN NET ASSETS...................................              341,836,660        72,056,951
NET ASSETS:
    Beginning of year....................................................              685,540,027      1,027,376,687
                                                                                    ---------------     ---------------
    End of year..........................................................          $ 1,027,376,687    $ 1,099,433,638
                                                                                    ---------------    ==============






See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                      YEAR ENDED AUGUST 31,
                                                                        -------------------------------------------------
PER SHARE DATA:                                                        1992(1)     1993      1994        1995
                                                                     --------   --------  --------      --------
    Net asset value, beginning of year.......................          $1.0000   $1.0000    $1.0000    $  .9999
                                                                     --------   --------  --------      --------
    INVESTMENT OPERATIONS:
    Investment income-net....................................           .0240    .0270      .0257        .0373
    Net realized (loss) on investments.......................             --       --       (.0001)       --
                                                                     --------   --------  --------      --------
      TOTAL FROM INVESTMENT OPERATIONS.......................           .0240     .0270     .0256       .0373
                                                                     --------   --------  --------      --------
    DISTRIBUTIONS;
    Dividends from investment income-net.....................          (.0240)   (.0270)   (.0257)     (.0373)
                                                                     --------   --------  --------      --------
    Net asset value, end of year.............................          $1.0000   $1.0000  $ .9999      $ .9999
                                                                     ========   ========  =========      =========
TOTAL INVESTMENT RETURN......................................         3.41%(2)    2.73%     2.60%      3.80%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................           --        .02%       .09%       .14%
    Ratio of net investment income to average net assets.....         3.22%(2)    2.64%     2.58%      3.73%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager.........................................          .77%(2)    .64%       .50%       .45%
    Net Assets, end of year (000's Omitted)..................        $228,708  $685,540  $1,027,377  $1,099,434
(1)    From December 16, 1991 (commencement of operations) to August 31, 1992.
(2)    Annualized.








See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering three series, including the Dreyfus BASIC Municipal Money Market Portfolio (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange
 Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 19, 1994, the Fund's Directors approved a change of the Fund's name, effective October 28, 1994, from "Dreyfus BASIC Municipal Money Market Fund, Inc." to "Dreyfus BASIC Municipal Fund, Inc." and the Series was renamed Dreyfus BASIC Municipal Money Market Portfolio.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Series will be able to maintain a stable net asset value of $1.00.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Series' investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $54,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through August 31, 1995, which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $1,700 of the carryover expires in fiscal 2001, $2,000 expires in fiscal 2002 and $50,300 expires in fiscal 2003.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1994 through October 5, 1994 to waive receipt of the management fee payable to it by the Series, and thereafter, had undertaken through August 31, 1995 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken through December 31, 1995 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of .35 of 1% of the average daily value of the Series' net assets. The reduction in management fee pursuant to the undertakings, amounted to $4,674,468 for the year ended August 31, 1995.
    In addition, the Manager has undertaken through June 30, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and pro viding reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1995, the Series was charged an aggregate of $427,604 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL MONEY MARKET FUND)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
October 4, 1995

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).



[Dreyfus lion "d" logo]
DREYFUS BASIC MUNICIPAL
MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            122AR958
[Dreyfus logo]

BASIC Municipal
Money Market
Portfolio
Annual Report
August 31, 1995